UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to § 240.14a-12

ADVISORS SERIES TRUST

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐    Fee paid previously with preliminary materials:

☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

ADVISORS SERIES TRUST

PIA BBB Bond Fund
PIA MBS Bond Fund
PIA High Yield (MACS) Fund
PIA High Yield Fund
PIA Short-Term Securities Fund

(Each a “fund,” collectively, the “Funds”)

July [ ], 2026
Dear Shareholders:

The enclosed Proxy Statement discusses a proposal to be voted upon by Shareholders (the “Shareholders”) of the PIA BBB Bond Fund, the PIA MBS Bond Fund, the PIA High Yield (MACS) Fund, the PIA High Yield Fund and the PIA Short-Term Securities Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), at a special meeting of Shareholders to be held at the offices of U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202 on September 1, 2026, at 11:30 am (Central Time). Please review the Proxy Statement and cast your vote on the proposal. After considering the proposal, the Board of Trustees (the “Board” or the “Trustees”) of Advisors Series Trust (the “Trust”) has unanimously approved the proposal. The Board recommends that Shareholders vote FOR the proposal.

Pacific Income Advisers, Inc. (“PIA” or the “Adviser”) serves as the Funds’ investment adviser, under interim investment advisory agreements between the Adviser and the Trust, on behalf of the Funds (the “Interim Advisory Agreements”). As the Funds’ investment adviser, the Adviser is responsible for each Fund’s overall investment strategy and its implementation.

It is with profound sadness that we inform you of the passing of PIA’s co-founder, Lloyd McAdams, on May 1, 2026. Lloyd McAdams had a passion for investing and a dedication to his family, employees and clients. Lloyd McAdams founded Pacific Income Advisers, Inc. in 1986 with co-founder Heather Baines, the firm’s Chairman of the Board, and served as the firm’s Chief Investment Officer until 2018. Lloyd McAdams was a control person of the Adviser. He held his ownership interest in PIA through the Lloyd McAdams Family Trust Dated 6/26/1987 (the “McAdams Family Trust”), of which he served as sole trustee. As discussed in more detail in the enclosed Proxy Statement, effective May 12, 2026, a change of control (the “Change of Control”) of the Adviser occurred when Joseph (“Joe”) McAdams, Lloyd McAdams’ son, the Chief Executive Officer, President and a Portfolio Manager of PIA, became the sole trustee of the McAdams Family Trust and a new control person of PIA.

The Change of Control is not expected to result in any material change in the day-to-day management of the Funds or the Adviser. Under Section 15(a) of the Investment Company Act of 1940 (the “1940 Act”), an investment advisory agreement automatically terminates upon its “assignment,” (as defined in the 1940 Act) which includes a direct or indirect change of control of the investment adviser. Accordingly, the Change of Control resulted in the automatic termination of the previous Investment Advisory Agreements (“Previous Advisory Agreements”) between the Trust and the Adviser on behalf of the Funds, effective on May 12, 2026. Consistent with the requirements of the 1940 Act, the Previous Advisory Agreements contained a provision that the agreements would terminate automatically in the event of their “assignment.”

To provide for continuity in the operation of the Funds, at a Special Board meeting held on May 26, 2026 a majority of the Independent Trustees approved Interim Advisory Agreements, which meet the
1

requirements of Rule 15a-4 under the 1940 Act, including that the Interim Advisory Agreements will be in effect for no longer than 150 calendar days following the Change of Control. The Interim Advisory Agreements have identical advisory fees for the Funds and contain identical terms and conditions to the Previous Advisory Agreements, except for the effective and termination dates, certain escrow provisions, and a few other immaterial changes. The Interim Advisory Agreements may be terminated prior to the completion of their 150-day term, and will terminate in the event that Shareholders of the Funds approve the New Advisory Agreement (defined below).

To continue to provide for continuity in the operation of the Funds beyond the 150-day interim period, at a Board meeting held on June 24, 2026, the Board unanimously approved a new investment advisory agreement with the Adviser with respect to the Funds (the “New Advisory Agreement”). The New Advisory Agreement must also be approved by Shareholders of the Fund, so you are being asked to approve the New Advisory Agreement.

Under the New Advisory Agreement, the Adviser will provide investment advisory services to the Funds on similar terms and conditions and for identical fees to those currently in effect. The material differences between the Previous Advisory Agreements and the New Advisory Agreement are discussed in more detail in the enclosed Proxy Statement. None of the Fund’s investment objectives, policies, risks, principal or non-principal strategies, or fundamental or non-fundamental investment restrictions will change as a result of the approval. All of the investment advisory personnel who currently manage the Funds are expected to continue to do so if Shareholders approve the New Advisory Agreement. In addition, the Board of Trustees who oversee the Trust will continue to do so if Shareholders approve the New Advisory Agreement.

The Change of Control WILL NOT CHANGE: your Fund’s name or the number of shares you own of your Fund. The Board has determined that approval of the New Advisory Agreement is in the best interest of the Funds and their Shareholders.

The Board voted unanimously to approve the proposal. The Board recommends that you vote FOR the proposal.

The enclosed Proxy Statement describes the voting process for Shareholders. The proxy votes will be reported at the special meeting of Shareholders scheduled for September 1, 2026. Please submit your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed proxy card. To ensure that your vote is counted, your executed proxy card must be received by 11:59 p.m. (Central Time) on August 31, 2026.

Thank you for your continued support.

Very truly yours,

[ ]

Jeffrey T. Rauman
President
Advisors Series Trust

2

ADVISORS SERIES TRUST

PIA BBB Bond Fund
PIA MBS Bond Fund
PIA High Yield (MACS) Fund
PIA High Yield Fund
PIA Short-Term Securities Fund

(Each a “fund,” collectively, the “Funds”)

July [ ], 2026

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
To be Held On September 1, 2026

U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202

Notice is hereby given that a special meeting (the “Meeting”) of Shareholders (the “Shareholders”) of the PIA BBB Bond Fund, the PIA MBS Bond Fund, the PIA High Yield (MACS) Fund, PIA High Yield Fund and the PIA Short-Term Securities Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), will be held in the offices of U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202 on September 1, 2026, at 11:30 am (Central Time). At the Meeting, Shareholders will be asked to vote on the following Proposal with respect to the Fund in which they own shares:

Proposal
To approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Pacific Income Advisers, Inc.

The Board recommends that you vote FOR this Proposal.

You are entitled to vote at the Meeting, or any adjournment(s), postponement(s) or delay(s) thereto, if you owned shares of the Fund at the close of business on June 25, 2026 (the “Record Date”). Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Secretary of the Trust at U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202 or by voting in person at the Meeting (merely attending the Meeting, however, will not revoke any previously submitted proxy).

If the necessary quorum to transact business for a Fund, or the vote required to approve the Proposal by a Fund, is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.

This notice and the accompanying proxy materials are first being sent to Shareholders on or about July [ ], 2026.

YOUR VOTE IS IMPORTANT - PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope. We ask for your cooperation in voting your proxy promptly.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on September 1, 2026

The Proxy Statement is available on the Internet at https:// [ ].

If you need assistance, or have any questions regarding the Proposal or how to vote your shares, please call Broadridge Financial Solutions, Inc. (the “Proxy Vendor”) at [ ].

By order of the Board of the Trust, on behalf of the Fund.

[ ]

Lillian Kabakali
Secretary
Advisors Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the proposals on which Shareholders are being requested to vote. Your vote is important.

QUESTIONS AND ANSWERS

Q.     What are Shareholders being asked to vote for at the upcoming Special Meeting of Shareholders on September 1, 2026 (the “Meeting”)?

A.     At the Meeting, Shareholders of the Funds will be voting on a proposal (the “Proposal”) to approve the new investment advisory agreement (the “New Advisory Agreement”) between Advisors Series Trust (the “Trust”), on behalf of the Funds, and Pacific Income Advisers, Inc. (the “Adviser”).
Q.     Has the Board of Trustees of the Funds approved the Proposal?

A.     At a Board meeting held on June 24, 2026, the Fund’s Board of Trustees (the “Board” and each member, a “Trustee”), including the Trustees who are not “interested persons” of the Funds (the “Independent Trustees”), as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the New Advisory Agreement for each Fund.

Q.     Why am I being asked to vote on the Proposal?

A.     Pacific Income Advisers, Inc. (“PIA” or the “Adviser”) serves as the Funds’ investment adviser, under interim investment advisory agreements between the Adviser and the Trust, on behalf of the Funds (the “Interim Advisory Agreements”). As the Funds’ investment adviser, the Adviser is responsible for each Fund’s overall investment strategy and its implementation.

PIA’s co-founder, Lloyd McAdams, passed away on May 1, 2026. Lloyd McAdams was a control person of the Adviser. He held his ownership interest in PIA through the Lloyd McAdams Family Trust Dated 6/26/1987 (the “McAdams Family Trust”), of which he served as sole trustee. As discussed in more detail in the enclosed Proxy Statement, effective May 12, 2026, a change of control (the “Change of Control”) of the Adviser occurred when Joseph (“Joe”) McAdams, Lloyd McAdams’ son, the Chief Executive Officer, President and a Portfolio Manager of PIA, became the sole trustee of the McAdams Family Trust and a new control person of PIA.

Under Section 15(a) of the Investment Company Act of 1940 (the “1940 Act”), an investment advisory agreement automatically terminates upon its “assignment,” (as defined in the 1940 Act) which includes a direct or indirect change of control of the investment adviser. Accordingly, the Change of Control resulted in the automatic termination of the previous Investment Advisory Agreements (“Previous Advisory Agreements”) between the Trust and the Adviser on behalf of the Funds, effective on May 12, 2026.

To allow the Adviser to continue serving as the investment adviser to the Fund without any interruption after the termination of the Previous Advisory Agreements, a majority of the Independent Trustees approved interim investment advisory agreements between the Adviser and the Trust on behalf of the Funds (the “Interim Advisory Agreements”) that meet the requirements of Rule 15a-4 under the 1940 Act, including that the duration of the Interim Advisory Agreements will be no greater than 150 days
1

following the termination of the Previous Advisory Agreements. The Interim Advisory Agreements will automatically terminate upon the approval of Shareholders of the Funds of the New Advisory Agreement.

Under Section 15 of the 1940 Act, the Adviser can continue to serve as the investment adviser to the Funds under the New Advisory Agreement only if the agreement is approved by the Independent Trustees and Shareholders of the Fund. Accordingly, Shareholders of the Funds are being asked to approve the New Advisory Agreement.

Under the New Advisory Agreement, the Adviser will provide investment advisory services to the Funds on similar terms and conditions and for identical fees to those currently in effect. The material differences between the Previous Advisory Agreements and the New Advisory Agreement are discussed in more detail in the enclosed Proxy Statement. None of the Fund’s investment objectives, policies, risks, principal or non-principal strategies, or fundamental or non-fundamental investment restrictions will change as a result of the approval. All of the investment advisory personnel who currently manage the Funds are expected to continue to do so if Shareholders approve the New Advisory Agreement. In addition, the Board of Trustees who oversee the Trust will continue to do so if Shareholders approve the New Advisory Agreement.

Shareholders are being asked to vote on the New Advisory Agreement.

The Proxy Statement provides additional information about the Adviser and the Proposal. The New Advisory Agreement will become effective for the Funds upon approval of such agreements by Shareholders of such Fund.

Q.     How does the Board recommend that I vote?

A.     The Board recommends that you vote FOR the Proposal.

Q.     Why is the Board recommending that I approve the Proposal?

A.     The Board recommends that you approve the Proposal (1) to ensure that the operation of your Funds can continue without any interruption and so the Adviser can continue to provide your Funds with the services currently being provided; and (2) to avoid additional costs to the Funds for seeking alternatives.

Q.     What will happen if Shareholders do not approve the Proposal?

A.     Each Fund will vote separately on the Proposal and the approvals are not contingent on one another. It is possible that the Proposal may be approved by Shareholders of one Fund but not by Shareholders of another Fund. If that were the case, management expects that the Meeting would be adjourned for the particular Fund to give more time to solicit Shareholder votes in favor of the Proposal that did not receive Shareholder approval. The Proposal will be implemented with respect to the Fund that approved it. If the Proposal is not approved by a Fund’s Shareholders, the Board will consider alternatives for the Fund and take such action as it deems necessary and in the best interests of each Fund and its Shareholders, which may include further solicitation of a Fund’s Shareholders or liquidation of the Fund. Your vote to approve the New Advisory Agreement is consequently extremely important.

Q.     Will the Funds’ names change?

A.     No. The Funds’ names will not change as a result of the Change of Control.

2

Q.    Are there any material differences between the Previous Advisory Agreements and the New Advisory Agreement?

A.    Yes. There are some material differences between the Previous Advisory Agreements and the New Advisory Agreement, which are discussed in detail in the enclosed Proxy Statement.
Q.    Will the Proposal result in any change in the fees or expenses payable by the Funds?

A.    No. Approval of the Proposal by Fund Shareholders will not affect the fees or expenses payable by the Funds.

Q.    How will the Change of Control affect me as a Fund Shareholder?

A.    Your Fund and its investment objective and strategies will not change as a result of the Change of Control, and you will still own the same number of shares of the same Fund. The terms of the New Advisory Agreement are similar to the Previous Advisory Agreement. The differences between the Previous Advisory Agreements and New Advisory Agreement are discussed in detail in the Proxy Statement. If approved by Shareholders, the New Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter. The advisory fee rates charged under the relevant New Advisory Agreement are identical to those under the Previous Advisory Agreement. The senior personnel and the investment advisory personnel of the Adviser who are involved in managing the Fund are not expected to change as a result of the Change of Control. In addition, the Trustees will continue in office. However, there can be no assurance that any particular employee of the Adviser will choose to remain employed by the Adviser.

Q.     Will the Fund pay for this proxy solicitation or for the costs of the ?

A.     No. The Funds will not bear these costs.
Q.     Why are you sending me this information?

A.     You are receiving these proxy materials because as of the Record Date (defined below), you owned shares in a Fund and have the right to vote on this very important Proposal concerning your investment.

Q.     Who is entitled to vote?

A.     If you owned shares of a Funds as of the close of business on June 25, 2026 (the “Record Date”), you are entitled to vote.

Q.     How do I vote my shares?

A.     You can vote in person at the Meeting. If you cannot attend and vote at the Meeting in person, we urge you to vote your shares by submitting your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed proxy card. To ensure that your vote is counted, your executed proxy card must be received by 11:59 p.m. (Central Time) on August 31, 2026.

Q.     What vote is required to approve the Proposal?

A.     Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of a Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.
3

Q.     What happens if I sign and return my proxy card but do not mark my vote?

A.     Your proxy will be voted FOR the proposal.

Q.     May I revoke my proxy?

A.     Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Secretary of the Trust at U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202 or by voting in person at the Meeting (merely attending the Meeting, however, will not revoke any previously submitted proxy).

Q.     Whom should I call for additional information about this Proxy Statement?

A.     If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Broadridge Financial Solutions, Inc. (the “Proxy Vendor”) at [ ].

Q.     Where and when will the Meeting be held?

A.     The Meeting will be held at the offices of U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202, on September 1, 2026, at 11:30 am (Central Time).

VOTE TODAY!

TO AVOID THE EXPENSE OF A DELAYED MEETING, PLEASE RESPOND PROMPTLY.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to indicate voting instructions on the enclosed proxy card(s), date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. To avoid the additional expense of further solicitation, we ask for your cooperation in responding promptly.

You may receive more than one proxy card. Please be certain to vote each proxy card you receive.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general instructions for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card(s) properly.

1.Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
4

Registration	Valid Signature
A.1) ABC Corp. 2) ABC Corp. c/o John D. Smith, Treasurer	John D. Smith, Treasurer John D. Smith, Treasurer
B. 1) ABC Corp. Profit Sharing Plan 2) ABC Trust	Jane B. Smith, Trustee Jane B. Smith, Trustee
C. 1) Jane B. Smith, Cust. f/b/o	Jane B. Smith Mary C. Smith UGMA

5

ADVISORS SERIES TRUST

PIA BBB Bond Fund
PIA MBS Bond Fund
PIA High Yield (MACS) Fund
PIA High Yield Fund
PIA Short-Term Securities Fund
(Each a “Fund” and together the “Funds”)

U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

To Be Held On September 1, 2026

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board” or the “Trustees”) of Advisors Series Trust, on behalf of the Funds, to be used at a special meeting of Shareholders (the “Shareholders”) to be held in the offices of U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202, on September 1, 2026, at 11:30 am (Central Time) and at any adjournment(s), postponement(s) or delay(s) thereof (such meeting and any adjournment(s), postponement(s) or delay(s) being referred to as the “Meeting”).

The solicitation of proxies for use at the Meeting is being made by the Funds by the mailing on or about July [ ], 2026. of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees of the Trust and officers, employees and agents of the Funds’ investment adviser, Pacific Income Advisers, Inc. (“PIA” or the “Adviser”), and/or its affiliates. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, email or other electronic means.

At the Meeting, Shareholders of the Funds will be asked to vote on the following proposal with respect to the Fund in which they own shares:

Proposal
To approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Pacific Income Advisers, Inc.

The Board has set the close of business on June 25, 2026, as the record date (the “Record Date”) for the Meeting, and only Shareholders of record on the Record Date will be entitled to vote on this proposal at the Meeting. The number of outstanding shares of the Fund, as of the close of business on the Record Date, is set forth in Appendix A to this Proxy Statement. Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “General Information” and “Voting Information.” Copies of the Funds’ annual report for the year ended November 30, 2025 and the Funds’ semi-annual report for the fiscal period ended May 31, 2025, have previously been mailed to Shareholders. This Proxy Statement should be read in conjunction with the annual and semi-annual reports and Core Financial Statements.

To request a copy of the Proxy Statement or the annual or semi-annual reports, please call 1-800-251-1970, write to the Trust at U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252, or visit the Funds’ website at http://www.pacificincome.com/mutual-funds/. You may also call for information on how to obtain directions to be able to attend the Meeting in person.

GENERAL OVERVIEW

The Change of Control

Pacific Income Advisers, Inc. (“PIA” or the “Adviser”) serves as the Funds’ investment adviser, under interim investment advisory agreements between the Adviser and the Trust, on behalf of the Funds (the “Interim Advisory Agreements”). As the Funds’ investment adviser, the Adviser is responsible for each Fund’s overall investment strategy and its implementation.

PIA’s co-founder, Lloyd McAdams, passed away on May 1, 2026. Lloyd McAdams was a control person of PIA because of his 58.4734% ownership interest in the firm. He held his ownership interest in PIA through the Lloyd McAdams Family Trust Dated 6/26/1987 (the “McAdams Family Trust”), of which he served as sole trustee. Under the Investment Company Act of 1940, as amended (“1940 Act”), a person who owns beneficially, either directly or indirectly through one or more controlled companies, more than 25% of the voting securities of that company is presumed to control such a company. Effective May 12, 2026, a change of control (the “Change of Control”) of the Adviser occurred when Joseph (“Joe”) McAdams, Lloyd McAdams’ son, the Chief Executive Officer, President and a Portfolio Manager of PIA, became the sole trustee of the McAdams Family Trust and a new control person of PIA with authority to vote the shares previously held by Lloyd McAdams. Prior to the Change of Control, Joe McAdams ownership interest in PIA was 0.8161%.

The Change of Control is not expected to result in any material change in the day-to-day management of the Funds or the Adviser. Under Section 15(a) of the Investment Company Act of 1940 (the “1940 Act”), an investment advisory agreement automatically terminates upon its “assignment,” (as defined in the 1940 Act) which includes a direct or indirect change of control of the investment adviser. Accordingly, the Change of Control resulted in the automatic termination of the previous Investment Advisory Agreements (“Previous Advisory Agreements”) between the Trust and the Adviser on behalf of the Funds, effective on May 12, 2026. Consistent with the requirements of the 1940 Act, the Previous Advisory Agreements contained a provision that the agreements would terminate automatically in the event of their “assignment.”

To provide for continuity in the operation of the Funds, at a Special Board meeting held on May 26, 2026 a majority of the Independent Trustees approved Interim Advisory Agreements, which meet the requirements of Rule 15a-4 under the 1940 Act, including that the Interim Advisory Agreements will be in effect for no longer than 150 calendar days following the Change of Control. The Interim Advisory Agreements have identical advisory fees for the Funds and contain identical terms and conditions to the Previous Advisory Agreements, except for the effective and termination dates, certain escrow provisions, and a few other immaterial changes. The Interim Advisory Agreements may be terminated prior to the completion of their 150-day term, and will terminate in the event that Shareholders of the Funds approve the New Advisory Agreement (defined below).

To continue to provide for continuity in the operation of the Funds beyond the 150-day interim period, at a Board meeting held on June 24, 2026, the Board unanimously approved a new investment advisory agreement with the Adviser with respect to the Funds (the “New Advisory Agreement”). The New Advisory Agreement must also be approved by Shareholders of the Fund, so you are being asked to approve the New Advisory Agreement.

Under the New Advisory Agreement, the Adviser will provide investment advisory services to the Funds on similar terms and conditions and for identical fees to those currently in effect. The material differences between the Previous Advisory Agreements and the New Advisory Agreement are discussed in more detail in the enclosed Proxy Statement. None of the Fund’s investment objectives, policies, risks, principal or non-principal strategies, or fundamental or non-fundamental investment restrictions will change as a result of the approval. All of the investment advisory personnel who currently manage the Funds are expected to continue to do so if Shareholders approve the New Advisory Agreement. In addition, the Board of Trustees who oversee the Trust will continue to do so if Shareholders approve the New Advisory Agreement. However, there can be no assurance that any particular employee of the Adviser will choose to remain employed by the Adviser.

The Change of Control will NOT CHANGE the Funds’ names or the number of shares you own of a Fund.

About the Adviser

Pacific Income Advisers, Inc., 2321 Rosecrans Avenue, Suite 1260, El Segundo, California 90245, is the Funds’ current investment adviser. Since its organization in 1986, the Adviser has provided investment management services for public funds, Taft-Hartley plans, corporations, insurance companies, endowments, foundations and private clients. As of May 31, 2026 the Adviser had approximately $2 billion in assets under management.

PROPOSAL: APPROVAL OF THE NEW ADVISORY AGREEMENTS

PIA BBB Bond Fund
PIA MBS Bond Fund
PIA High Yield (MACS) Fund
PIA High Yield Fund
PIA Short-Term Securities Fund

(Each a “Fund” and together the “Funds”)

Background

Pacific Income Advisers, Inc. (“PIA” or the “Adviser”) serves as the Funds’ investment adviser, under interim investment advisory agreements between the Adviser and the Trust, on behalf of the Funds (the “Interim Advisory Agreements”). As the Funds’ investment adviser, the Adviser is responsible for each Fund’s overall investment strategy and its implementation.

The Previous Advisory Agreements between the Trust and the Adviser, on behalf of the Funds, automatically terminated as a result of the Change of Control of the Adviser (as defined and described above). The Previous Advisory Agreements were initially approved by each Fund’s shareholders and entered into on the following dates: February 28, 2006 for the PIA MBS Bond Fund; August 30, 2010 for the PIA High Yield Fund and the High Yield (MACS) Fund; and September 13, 2004 for the PIA BBB Bond Fund and the PIA Short-Term Securities Fund (collectively the “Previous Advisory Agreements” and individually the “Previous Advisory Agreement”). Each of the Previous Advisory Agreements was last amended on December 1, 2017. The Previous Advisory Agreements were most recently approved for continuance by the Board at meetings held on October 22, 2025 and December 11-12, 2025.

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Previous Advisory Agreements provided for automatic termination in the event of an “assignment,” which occurred as a result of the Change of Control (as defined and described above). To provide for continuity in the operation of the Funds, at a Special Board meeting held on May 26, 2026, a majority of the Independent Trustees approved the Interim Advisory Agreements between the Adviser and the Trust, on behalf of the Funds.

The Proposal

With respect to each Fund, Shareholders of the Fund are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”). As described above, approval of the New Advisory Agreement is sought so that the operation of the Funds can continue without interruption. If the New Advisory Agreement is approved by the Shareholders of the Funds, the New Advisory Agreement will become effective for the Funds upon the date of such approval.

Board Approval and Recommendation

On June 24, 2026, the Board, including the Trustees who are not “interested persons” of the Funds or the Adviser within the meaning of the 1940 Act (the “Independent Trustees”), determined that approval of the New Advisory Agreement is in the best interest of the Funds and the Shareholders, unanimously approved the New Advisory Agreement for the Funds and unanimously recommended that Shareholders of the Funds approve the New Advisory Agreement. A summary of the Board’s considerations is provided below in the section titled “Board Considerations.”

Description of the New Advisory Agreement

A New Advisory Agreement is being proposed for the Funds. The form of the New Advisory Agreement is set forth in Appendix G to this Proxy Statement. The advisory fee rates under the New Advisory Agreement with respect to each Fund are identical to the fee rates under the Funds’ Previous Advisory Agreements. The annual advisory fees payable to the Adviser are set forth in Appendix B.

Differences between the Previous Advisory Agreements and the New Advisory Agreement

The New Advisory Agreement has some material differences from the Previous Advisory Agreements, which are discussed below. In addition, the New Advisory Agreement also has certain immaterial differences and differences in the effective and termination dates from the Previous Advisory Agreements. For a more complete understanding of the New Advisory Agreement, you should read the form of the New Advisory Agreement contained in Appendix G.

Differences between the Previous Advisory Agreement for the PIA BBB Bond Fund and PIA Short-Term Securities Fund and the New Advisory Agreement

Duties of Adviser. The New Advisory Agreement added a clarification that the Adviser does not have an obligation to initiate litigation on behalf of the Fund.

Brokerage. The New Advisory Agreement enhanced the description of the Adviser’s authorization to select brokers, dealers or futures commission merchants. The New Advisory Agreement provides that in connection with the investment and reinvestment of the assets of the Fund, the Adviser is authorized to select the brokers, dealers or futures commission merchants that will execute purchase and sale transactions for the Fund’s portfolio, to execute for the Fund as its agent and attorney-in-fact standard customer agreements and other documentation in connection with opening trading accounts with such brokers, dealers or futures commission merchants. The New Agreement also clarifies the Adviser’s obligation to use all reasonable efforts to obtain the best available price and most favorable execution (“best execution”) with respect to all purchases and sales of portfolio securities for the Fund. The New Advisory Agreement added a record keeping requirement to demonstrate compliance with the requirements of the New Advisory Agreement and make records available to the Trust upon request. The New Advisory Agreement also added a clarification of the Adviser’s authorization to open and maintain trading accounts on behalf of the Fund, execute agreements and instruct the custodian on behalf of the Fund.

Expenses. The New Advisory Agreement added a clarification regarding the Adviser’s responsibility for costs for Adviser attendance at required annual Board meeting, registration statement supplements created at the Adviser’s request and costs for liquidating or reorganizing a Fund. The New Advisory Agreement added a regular reporting provision for payments made to financial intermediaries by the Adviser that are in addition to any Fund distribution or servicing fees.

Reports and Access; Approval. The New Advisory Agreement added a clarification regarding the Trust’s obligation to provide the Adviser with relevant information to perform its duties under the agreement, including but not limited to providing the Trust’s Agreement and Declaration of Trust and Amended and Restated By-Laws and all compliance policies and procedures of the Trust. The New Advisory Agreement added a clarification that the Trust confirms the New Advisory Agreement has been approved by the Board and shareholders.

Adviser’s Liabilities and Indemnification. The New Advisory Agreement added a clarification regarding the Fund’s prospectus and SAI disclosure for which the Adviser bears responsibility for accuracy, including information relating to the Adviser and its affiliates, the Fund’s investment strategies and related risks, and information supplied by the Adviser in writing for inclusion in the prospectus and SAI. The New Advisory Agreement clarifies the Adviser’s responsibility for losses incurred by the Fund as a result of improper investments that contradict the investment policies of the Fund and Trust policies and procedures. The New Advisory Agreement includes a clarification regarding liabilities and rights under federal and state securities laws. The New Advisory Agreement provides that federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing in the New Advisory

Agreement shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

Transactions with Other Investment Advisers. The New Advisory Agreement added a new provision regarding the Adviser’s relationship and transactions with other Adviser’s in the Trust. The New Advisory Agreement provides that the Adviser is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust. The New Advisory Agreement also provides that the Adviser shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

Term. The term of the New Advisory Agreement has been revised to reflect that the New Advisory Agreement will become effective when a Fund receives an affirmative vote of a majority of the outstanding voting securities of the Fund.

Right to Use Name. Additional provisions have been added to the New Advisory Agreement regarding the use of the Trust’s and the Adviser’s names, specifically noting under which circumstances each party may use the other party’s name and when the ability to use a party’s name expires. The New Advisory Agreement provides that the name “Advisors Series Trust” or “AST” is the property of the Trust for copyright and all other purposes and that the name “PIA Funds,” “Pacific Income Advisers” or any reasonable derivation of the same, is the property of the Adviser for copyright and all other purposes.

Termination; No Assignment. The New Advisory Agreement revised the notice period that the Adviser is required to provide to the Fund prior to terminating the New Advisory Agreement. Under the New Advisory Agreement, the Adviser is required to provide 30-days’ written notice to the Fund to terminate the New Advisory Agreement. Under the Previous Advisory Agreement, the notice required was 60-days’ written notice to the Fund. The New Advisory Agreement also clarifies that termination of the New Advisory Agreement can be with or without cause and is without payment of any penalty. The New Advisory Agreement also removed a provision that was contained in the Previous Advisory Agreement, which required 60-days’ written notice of termination to be provided to the Adviser and replaced it with a provision that provides for termination of the Adviser at any time.

Books and Records. The New Advisory Agreement added a provision regarding the Adviser’s obligation to maintain books and records in accordance with the requirements of the Investment Company Act of 1940, as amended (“1940 Act”) and the Investment Advisers Act of 1940, as amended (“Advisers Act”) and for the time periods prescribed in the 1940 Act and the Advisers Act.

Nonpublic Personal Information. The New Advisory Agreement added a provision regarding maintaining confidentiality and adhering to certain privacy laws, including Regulation S-P and the Gramm-Leach-Bliley Act. The New Advisory Agreement provides that the Adviser agrees to treat confidentially and as proprietary information of the Trust (1) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (2) any nonpublic personal information, as defined in Regulation S-P.

Anti-Money Laundering Compliance. The New Advisory Agreement added a provision regarding the Adviser’s obligation to maintain compliance with anti-money laundering laws, including the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together “AML Laws”). The New Advisory Agreement provides that the Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws and provide any requested reporting, certifications or assurances that may be reasonably requested by the Trust. The New Advisory Agreement also provides that the Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

Certifications; Disclosure Controls and Procedures. The New Advisory Agreement added a provision regarding the Adviser’s obligation to maintain compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). The New Advisory Agreement provides that the Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act, and the implementing regulations thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. The New Advisory Agreement provides that the Adviser will use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures when reasonably requested by the Trust. The New Advisory Agreement provides that the Adviser will inform the Trust of any material development related to the Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

Differences between the Previous Advisory Agreement for the PIA High Yield Fund and PIA High Yield (MACS) Fund and the New Advisory Agreement

Duties of Adviser. The New Advisory Agreement added a clarification that the Adviser does not have an obligation to initiate litigation on behalf of the Fund.

Brokerage. The New Advisory Agreement enhanced the description of the Adviser’s authorization to select brokers, dealers or futures commission merchants. The New Advisory Agreement provides that in connection with the investment and reinvestment of the assets of the Fund, the Adviser is authorized to select the brokers, dealers or futures commission merchants that will execute purchase and sale transactions for the Fund’s portfolio, to execute for the Fund as its agent and attorney-in-fact standard customer agreements and other documentation in connection with opening trading accounts with such brokers, dealers or futures commission merchants. The New Agreement also clarifies the Adviser’s obligation to use all reasonable efforts to obtain the best available price and most favorable execution (“best execution”) with respect to all purchases and sales of portfolio securities for the Fund. The New Advisory Agreement added a record keeping requirement to demonstrate compliance with the requirements of the New Advisory Agreement and make records available to the Trust upon request. The New Advisory Agreement also added a clarification of the Adviser’s authorization to open and maintain trading accounts on behalf of the Fund, execute agreements and instruct the custodian on behalf of the Fund.

Expenses. The New Advisory Agreement added a clarification regarding the Adviser’s responsibility for costs for Adviser attendance at required annual Board meeting and registration statement supplements created at the Adviser’s request.

Reports and Access; Approval. The New Advisory Agreement added a clarification regarding the Trust’s obligation to provide the Adviser with relevant information to perform its duties under the agreement, including but not limited to providing the Trust’s Agreement and Declaration of Trust and Amended and Restated By-Laws and all compliance policies and procedures of the Trust. The New Advisory Agreement added a clarification that the Trust confirms the New Advisory Agreement has been approved by the Board and shareholders.

Adviser’s Liabilities and Indemnification. The New Advisory Agreement added a clarification regarding the Fund’s prospectus and SAI disclosure for which the Adviser bears responsibility for accuracy, including information relating to the Adviser and its affiliates, the Fund’s investment strategies and related risks, and information supplied by the Adviser in writing for inclusion in the prospectus and SAI. The New Advisory Agreement clarifies the Adviser’s responsibility for losses incurred by the Fund as a result of improper investments that contradict the investment policies of the Fund and Trust policies and procedures.

Term. The term of the New Advisory Agreement has been revised to reflect that the New Advisory Agreement will become effective when a Fund receives an affirmative vote of a majority of the outstanding voting securities of the Fund.

Right to Use Name. An additional provision has been added to the New Advisory Agreement regarding the use of the Adviser’s name, specifically noting under which circumstances the Trust may use the Adviser’s name and when the ability to use the Adviser’s name expires. The New Advisory Agreement provides that the name “PIA Funds,” “Pacific Income Advisers” or any reasonable derivation of the same, is the property of the Adviser for copyright and all other purposes.

Termination; No Assignment. The New Advisory Agreement revised the notice period that the Adviser is required to provide to the Fund prior to terminating the New Advisory Agreement. Under the New Advisory Agreement, the Adviser is required to provide 30-days’ written notice to the Fund to terminate the New Advisory Agreement. Under the Previous Advisory Agreement, the notice required was 60-days’ written notice to the Fund. The New

Advisory Agreement also clarifies that termination of the New Advisory Agreement can be with or without cause and is without payment of any penalty. The New Advisory Agreement also removed a provision that was contained in the Previous Advisory Agreement, which required 60-days’ written notice of termination to be provided to the Adviser and replaced it with a provision that provides for termination of the Adviser at any time.

Books and Records. The New Advisory Agreement added a provision regarding the Adviser’s obligation to maintain books and records in accordance with the requirements of the Investment Company Act of 1940, as amended (“1940 Act”) and the Investment Advisers Act of 1940, as amended (“Advisers Act”) and for the time periods prescribed in the 1940 Act and the Advisers Act.

Anti-Money Laundering Compliance. The New Advisory Agreement added a clarification that Adviser is not liable for failing to comply with amendments to the Trust Anti-Money Laundering Policy and procedures of which the Adviser has not been informed with sufficient notice to implement.

Differences between the Previous Advisory Agreement for the PIA MBS Bond Fund and the New Advisory Agreement

Duties of Adviser. The New Advisory Agreement added a clarification that the Adviser does not have an obligation to initiate litigation on behalf of the Fund.

Brokerage. The New Advisory Agreement enhanced the description of the Adviser’s authorization to select brokers, dealers or futures commission merchants. The New Advisory Agreement provides that in connection with the investment and reinvestment of the assets of the Fund, the Adviser is authorized to select the brokers, dealers or futures commission merchants that will execute purchase and sale transactions for the Fund’s portfolio, to execute for the Fund as its agent and attorney-in-fact standard customer agreements and other documentation in connection with opening trading accounts with such brokers, dealers or futures commission merchants. The New Agreement also clarifies the Adviser’s obligation to use all reasonable efforts to obtain the best available price and most favorable execution (“best execution”) with respect to all purchases and sales of portfolio securities for the Fund. The New Advisory Agreement added a record keeping requirement to demonstrate compliance with the requirements of the New Advisory Agreement and make records available to the Trust upon request. The New Advisory Agreement also added a clarification of the Adviser’s authorization to open and maintain trading accounts on behalf of the Fund, execute agreements and instruct the custodian on behalf of the Fund.

Expenses. The New Advisory Agreement added a clarification regarding the Adviser’s responsibility for costs for Adviser attendance at required annual Board meeting and registration statement supplements created at the Adviser’s request.

Reports and Access; Approval. The New Advisory Agreement added a clarification regarding the Trust’s obligation to provide the Adviser with relevant information to perform its duties under the agreement, including but not limited to providing the Trust’s Agreement and Declaration of Trust and Amended and Restated By-Laws and all compliance policies and procedures of the Trust. The New Advisory Agreement added a clarification that the Trust confirms the New Advisory Agreement has been approved by the Board and shareholders.

Adviser’s Liabilities and Indemnification. The New Advisory Agreement added a clarification regarding the Fund’s prospectus and SAI disclosure for which the Adviser bears responsibility for accuracy, including information relating to the Adviser and its affiliates, the Fund’s investment strategies and related risks, and information supplied by the Adviser in writing for inclusion in the prospectus and SAI. The New Advisory Agreement clarifies the Adviser’s responsibility for losses incurred by the Fund as a result of improper investments that contradict the investment policies of the Fund and Trust policies and procedures.

Transactions with Other Investment Advisers. The New Advisory Agreement added a new provision regarding the Adviser’s relationship and transactions with other Adviser’s in the Trust. The New Advisory Agreement provides that the Adviser is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust. The New Advisory Agreement also provides that the Adviser shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

Term. The term of the New Advisory Agreement has been revised to reflect that the New Advisory Agreement will become effective when a Fund receives an affirmative vote of a majority of the outstanding voting securities of the Fund.

Right to Use Name. Additional provisions have been added to the New Advisory Agreement regarding the use of the Trust’s and the Adviser’s names, specifically noting under which circumstances each party may use the other party’s name and when the ability to use a party’s name expires. The New Advisory Agreement provides that the name “Advisors Series Trust” or “AST” is the property of the Trust for copyright and all other purposes and that the name “PIA Funds,” “Pacific Income Advisers” or any reasonable derivation of the same, is the property of the Adviser for copyright and all other purposes.

Termination; No Assignment. The New Advisory Agreement revised the notice period that the Adviser is required to provide to the Fund prior to terminating the New Advisory Agreement. Under the New Advisory Agreement, the Adviser is required to provide 30-days’ written notice to the Fund to terminate the New Advisory Agreement. Under the Previous Advisory Agreement, the notice required was 60-days’ written notice to the Fund. The New Advisory Agreement also clarifies that termination of the New Advisory Agreement can be with or without cause and is without payment of any penalty. The New Advisory Agreement also removed a provision that was contained in the Previous Advisory Agreement, which required 60-days’ written notice of termination to be provided to the Adviser and replaced it with a provision that provides for termination of the Adviser at any time.

Books and Records. The New Advisory Agreement added a provision regarding the Adviser’s obligation to maintain books and records in accordance with the requirements of the Investment Company Act of 1940, as amended (“1940 Act”) and the Investment Advisers Act of 1940, as amended (“Advisers Act”) and for the time periods prescribed in the 1940 Act and the Advisers Act.

Anti-Money Laundering Compliance. The New Advisory Agreement added a clarification that Adviser is not liable for failing to comply with amendments to the Trust Anti-Money Laundering Policy and procedures of which the Adviser has not been informed with sufficient notice to implement.

Interim Advisory Agreements

Section 15 of the 1940 Act requires that an advisory agreement between a fund and its adviser be approved by the majority of the fund’s shareholders. However, in situations in which a change of control results in an automatic termination of an advisory agreement, Rule 15a-4 under the 1940 Act permits the investment adviser to continue to provide services to a fund on a temporary basis (for up to 150 calendar days) pursuant to an interim investment advisory agreement approved by the fund’s board of trustees. Rule 15a-4 was created to allow funds to receive uninterrupted advisory services from their investment advisers until fund shareholders have an opportunity to vote on a new advisory agreement.

The Funds have relied upon Rule 15a-4 because, in accordance with Rule 15a-4:

•the compensation that the Adviser receives under the Interim Advisory Agreements is no greater than the compensation received under the Previous Advisory Agreements;

•a majority of the Independent Trustees of the Board approved the Interim Advisory Agreements within 10 business days following the assignment/termination of the Previous Advisory Agreements; and

•the Interim Advisory Agreements provide that they will automatically terminate 150 calendar days from their commencement.

Specifically, the Change of Control occurred on May 12, 2026. On May 26, 2026, a majority of the Independent Trustees of the Board, met telephonically to discuss and evaluate the proposed Interim Advisory Agreements between the Adviser and the Trust on behalf of the Funds. At that meeting, in accordance with all applicable requirements of Rule 15a-4, a majority of the Independent Trustees of the Board considered and approved the Interim Advisory Agreements, after having concluded that the terms and conditions of the Interim Advisory Agreements (including the compensation to be paid by each Fund to Pacific Income Advisers, Inc. for its services) were identical in all material respects to those of the Previous Advisory Agreements, except that the Interim Advisory Agreements provided that they would terminate on the sooner of (i) 150 calendar days from their retroactive effective date of May 12, 2026 (that is, October 9, 2026) or (ii) when shareholders of each Fund approve the New Advisory Agreement, and included certain escrow provisions described below, and a few other immaterial changes.

Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under the Interim Advisory Agreements will be held by the Funds’ custodian in an interest-bearing escrow account. If Shareholders of a Fund approve the New Advisory Agreement by the end of the 150-day period with respect to the Fund, the amount held in the escrow account under the respective Interim Advisory Agreement (including interest earned) will be paid to the Adviser. If Shareholders of a Fund do not ultimately approve the New Advisory Agreement by the end of the 150-day period, the Board will take such actions as it deems to be in the best interests of the Fund, and the Adviser will be paid the lesser of its costs incurred in performing its services under the respective Interim Advisory Agreement (plus interest earned on such amount while in escrow) or the total amount held in the escrow account with respect to the Fund under the Interim Advisory Agreement, plus interest earned on such amount.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

During the Funds’ most recently completed fiscal year, the Funds made no material payments to the Adviser or any affiliated person of the Adviser for services provided to the Funds except the advisory fees as set forth on Appendix C to this Proxy Statement.

The Funds paid no brokerage commissions within the last fiscal year to (1) any broker that is an affiliated person of the Funds or an affiliated person of such person, or (2) any broker an affiliated person of which is an affiliated person of the Funds or the Adviser.

Information About the Adviser

Pacific Income Advisers, Inc., 2321 Rosecrans Avenue, Suite 1260, El Segundo, California 90245, is the Funds’ current investment adviser. Since its organization in 1986, the Adviser has provided investment management services for public funds, Taft-Hartley plans, corporations, insurance companies, endowments, foundations and private clients. As of May 31, 2026 the Adviser had approximately $2 billion in assets under management.

Information regarding the principal executive officer, directors and certain other officers of the Adviser and its affiliates and certain other information is attached in Appendix D to this Proxy Statement. Information regarding the officers and Trustees of the Trust is attached as Appendix E to this Proxy Statement.

Required Vote

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of a Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Each Fund will vote separately on the Proposal and the approvals are not contingent on one another. It is possible that the Proposal may be approved by Shareholders of one Fund but not by Shareholders of another Fund. If that were the case, management expects that the Meeting would be adjourned for the particular Fund to give more time to solicit Shareholder votes in favor of the Proposal that did not receive Shareholder approval. The Proposal will be implemented with respect to the Fund that approved it. If the Proposal is not approved by a Fund’s Shareholders, the Board will consider alternatives for the Fund and take such action as it deems necessary and in the best interests of each Fund and its Shareholders, which may include further solicitation of a Fund’s Shareholders or liquidation of the Fund. Your vote to approve the New Advisory Agreement is consequently extremely important.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE FOR THE PROPOSAL.

BOARD CONSIDERATIONS

Summary of Board Meetings and Considerations

At a meeting of the Board held on June 24, 2026, the Board, including a majority of the Independent Trustees, voted unanimously to approve the New Advisory Agreement retaining the Adviser as investment adviser for the Funds. The Board also voted unanimously to recommend that shareholders of the Funds approve the New Advisory Agreement.

In reaching its decision to recommend the approval of the New Advisory Agreement, the Board reviewed materials related to the Adviser. In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Funds. The Board also considered other matters, including, but not limited to the following: (1) the nature, quality and extent of services provided to the Funds since the Funds’ inception and the Adviser’s representation that there would be no anticipated change in those services as a result of the New Advisory Agreement; (2) the performance of the Funds while managed by the Adviser; (3) the material differences between the terms of the New Advisory Agreement and the terms of the Previous Advisory Agreements; (4) the fact that the Adviser is continuing to manage the Funds with the same portfolio managers utilizing the same investment strategies; (5) the fact that the fee structure under the New Advisory Agreement will be identical to the fee structure under the Previous Advisory Agreements; and (6) other factors deemed relevant.

The Board also evaluated the New Advisory Agreement in light of information they had requested and received from the Adviser prior to the June 24, 2026 meeting.

The Adviser recommended that the Board approve the New Advisory Agreement and that the Board recommend that Shareholders approve the New Advisory Agreement.

Board Approval of the New Advisory Agreement

Advisory Agreements

At a meeting held on May 26, 2026, a majority of the Independent Trustees of the Board, considered the approval of the Interim Advisory Agreements for a period ending on the earlier of 150 days from the Change of Control or when Shareholders of the Funds approve the New Advisory Agreement, and at a subsequent meeting held on June 24, 2026 the Board, including the Independent Trustees considered the approval of the New Advisory Agreement, for an initial two-year term, renewable annually thereafter (collectively, the “Advisory Agreements”).

Factors Considered in Approving the Advisory Agreements

In connection with the Board’s review of the Advisory Agreements, key personnel of the Adviser advised the Board about a variety of matters, including the following:

•No material changes in the nature, quality, or extent of services currently provided to the Funds and the Shareholders, including investment management services provided to the Funds by the Adviser,

administrative services provided to the Funds under an administration servicing agreement and services provided to Shareholders under a shareholder servicing plan.

•All of the key investment advisory personnel of the Adviser who currently assist in the management of the Funds are expected to continue to do so.

•The terms and conditions of the New Advisory Agreement, including the Funds’ contractual fee rate remaining the same, are the similar as the Previous Advisory Agreements, except for the material changes communicated to the Board, the effective and termination dates and a few immaterial terms.

•In addition, the current operating expense limits for the Funds will remain in effect after the Change of Control until at least March 31, 2028.

In their deliberations, the Trustees considered the factors discussed below, among others. The Trustees relied upon the advice of their independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided, both in written and verbal form. The Trustees did not identify any particular factor or piece of information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

PIA BBB Bond Fund (the “BBB Fund”), PIA MBS Bond Fund (the “MBS Fund”) and PIA High Yield (MACS) Fund (the “High Yield (MACS) Fund”)

[The nature, extent and quality of the services provided and to be provided by the Adviser under the New Advisory Agreement. The Board considered the nature, extent and quality of the Adviser’s overall services provided and to be provided to the Funds, as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program, AI-use policy, liquidity risk management program, valuation procedures, business continuity plan, and risk management process. The Board further considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with certain personnel of the Adviser to discuss each Fund’s performance and investment outlook as well as various compliance topics and fund marketing/distribution. The Board took into account that all shareholders of the Funds are advisory clients of the Adviser and that the Funds are used as investment options to fulfill investment mandates for such clients. The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the New Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

The Funds’ historical performance and the overall performance of the Adviser. In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of each Fund as of March 31, 2026, on both an absolute basis and a relative basis in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks, and a cohort that is comprised of similarly managed funds selected by an independent third-party consulting firm engaged by the Board to assist it in its 15(c) review (the “Cohort”). While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing a Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Fund and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

BBB Fund: The Board noted that the BBB Fund performed above the average of its Cohort for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2026. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had outperformed the benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2026.

The Board considered that the Adviser does not manage any other accounts with a similar strategy to that of the BBB Fund.

MBS Fund: The Board noted the Fund outperformed the average of its Cohort for the one-, three-, and five-year periods and performed in line for the ten-year period, all periods ended March 31, 2026. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had outperformed its benchmark index for the one-, three-, and five-year periods and under performed for the ten-year period, all periods ended March 31, 2026.

The Board considered that the Adviser does not manage any other accounts with a similar strategy to that of the MBS Fund.

High Yield (MACS) Fund: The Board noted that the High Yield (MACS) Fund underperformed the average of the Cohort for the one- and three-year periods and outperformed for the five-year period, all periods ended March 31, 2026. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it underperformed its benchmark index for the one-year period and outperformed for the three- and five-year periods ended March 31, 2026. The Board also considered any differences in performance between the similarly managed accounts of the Adviser and the performance of the Fund, noting that the Fund had outperformed its similarly managed account composite for the one-, three-, and five-year periods ended March 31, 2026.

The costs of the services to be provided by the Adviser and the structure of the Adviser’s fee under the New Advisory Agreement. In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the applicable Morningstar peer group, the Cohort, and the Adviser’s similarly managed accounts for other types of clients, as well as all expense waivers and reimbursements. The Board also considered that the Adviser does not manage any other accounts with strategies similar to that of the BBB Fund and MBS Fund.

BBB Fund: The Board noted that the Fund’s net expense ratio was below the median and average of its Cohort. The Board noted that the Adviser does not charge management fees to the BBB Fund. The Board recognized that clients of the Adviser pay the Adviser an investment advisory fee to manage their assets as part of wrap programs or other investment advisory accounts, including on assets invested in the BBB Fund.

MBS Fund: The Board noted that the Fund’s net expense ratio was below the median and average of its Cohort. The Board also noted that the Adviser does not charge management fees to the MBS Fund. The Board recognized that clients of the Adviser pay the Adviser an investment advisory fee to manage their assets as part of wrap programs or other investment advisory accounts, including on assets invested in the MBS Fund.

High Yield (MACS) Fund: The Board noted that the Fund’s net expense ratio was below the median and average of its Cohort. The Board also noted that the Adviser does not charge management fees to the High Yield (MACS) Fund. The Board recognized that clients of the Adviser will pay the Adviser an investment advisory fee to manage their assets as part of wrap programs or other investment advisory accounts, including on assets invested in the High Yield Fund.

The Board determined that it would continue to monitor the appropriateness of the advisory fee for the Funds and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

Economies of Scale. The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders. The Board noted that since the Adviser does not charge a management fee to the Funds, and has contractually agreed to absorb all but 0.19%, 0.28% and 0.25% of the BBB Fund’s, MBS Fund’s and High Yield (MACS) Fund’s ordinary operating expenses through March 31, 2028, respectively, it did not appear that there were any additional significant economies of scale being realized by the Adviser. The Board additionally noted that the expense ratios for BBB Fund and High Yield (MACS) Fund are currently running below the Expense Cap. The Board noted that at current asset levels, it did not appear that there were additional economies of scale being realized by the Adviser and concluded that it would continue to monitor in the future as circumstances changed.

The profits to be realized by the Adviser and its affiliates from their relationship with the Funds. The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds. The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional material benefits derived by the Adviser from its relationship with the Funds, including the advisory fees it received from the wrap programs and other advisory accounts associated with assets invested in the Funds. The Board also considered that the Funds do not charge any Rule 12b-1 fees or utilize “soft dollars.” After such review, the Board determined that the profitability to the Adviser with respect to the New Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services that it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the New Advisory Agreement for the BBB Fund, MBS Fund, and High Yield (MACS) Fund, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Adviser, including the advisory fees, were fair and reasonable to the Funds. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the New Advisory Agreement for the BBB Fund, MBS Fund, and High Yield (MACS) Fund would be in the best interests of each Fund and its shareholders.]

PIA High Yield Fund (the “High Yield Fund”)

[The nature, extent and quality of the services provided and to be provided by the Adviser under the New Advisory Agreement. The Board considered the nature, extent and quality of the Adviser’s overall services provided and to be provided to the Fund, as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program, AI-use policy, liquidity risk management program, valuation procedures, business continuity plan, and risk management process. The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with certain personnel of the Adviser to discuss the Fund’s performance and investment outlook as well as various compliance topics and fund marketing/distribution. The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the New Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

The Fund’s historical performance and the overall performance of the Adviser. In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund as of March 31, 2026, on both an absolute basis and a relative basis in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks, and a cohort that is comprised of similarly managed funds selected by an independent third-party consulting firm engaged by the Board to assist it in its 15(c) review (the “Cohort”). While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing a Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Fund and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

The Board noted that the Fund underperformed the average of both the Morningstar peer group and the Cohort for the one-, three-, and five-year period and outperformed for the ten-year period, all periods ended March 31, 2026. The Board also reviewed the performance of the High-Yield Fund against a broad-based securities market benchmark for the same period, noting that it had underperformed its benchmark for the one-year period and outperformed its benchmark index for the three-, five-, and ten-year periods ended March 31, 2026.

The Board also considered any differences in performance between the Adviser’s similarly managed accounts and the performance of the High-Yield Fund, noting that the Fund underperformed the similarly managed composite for the one-, three-, five-, and ten-year periods ended March 31, 2026.

The costs of the services to be provided by the Adviser and the structure of the Adviser’s fee under the New Advisory Agreement. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the Morningstar peer group, the Cohort, and the Adviser’s similarly managed accounts for other types of clients, as well as all expense waivers and reimbursements.

The Board noted that the Adviser had contractually agreed, through at least March 31, 2028, to maintain an annual expense ratio for the Fund of 0.65%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board also considered that the contractual management fee was at the median and the average of its Cohort, while the net expense ratio was slightly above the Cohort average and median. The Board also took into consideration the services the Adviser provided to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund. The Board found that the management fees charged to the Fund were higher than the fees charged to the Advisor’s separately managed account clients, primarily as a reflection of the larger account size for separate account clients as well as client service and operations differences between the Fund and the separate account clients.

The Board determined that it would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

Economies of Scale. The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders. The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its Expense Cap. The Board noted that at current asset levels, it did not appear that there were additional economies of scale being realized by the Adviser and concluded that it would continue to monitor in the future as circumstances changed.

The profits to be realized by the Adviser and its affiliates from their relationship with the Fund. The Board reviewed the Adviser’s financial information and considered both the direct benefits and the indirect benefits to the Adviser from advising the Fund. The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional benefits derived by the Adviser from its relationship with the Fund. The Board also considered that the Fund does not charge any Rule 12b-1 fees or utilize “soft dollars.” After such review, the Board determined that the profitability to the Adviser with respect to the New Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services that it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the New Advisory Agreement for the High Yield Fund, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Adviser, including the advisory fees, were fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the New Advisory Agreement for the High Yield Fund would be in the best interests of the Fund and its shareholders.]

PIA Short-Term Securities Fund (the “Short-Term Securities Fund”)

[The nature, extent and quality of the services provided and to be provided by the Adviser under the New Advisory Agreement. The Board considered the nature, extent and quality of the Adviser’s overall services provided and to be provided to the Fund, as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program, AI-use policy, liquidity risk management program, valuation procedures, business continuity plan, and risk management process. The Board further considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they met with certain personnel of the Adviser to discuss the Fund’s performance and investment outlook as well as various compliance topics and fund marketing/distribution. The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the New Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

The Fund’s historical performance and the overall performance of the Adviser. In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund as of March 31, 2026, on both an absolute basis and a relative basis in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks, and a cohort that is comprised of similarly managed funds selected by an independent third-party consulting firm engaged by the Board to assist it in its 15(c) review (the “Cohort”). While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing the Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Fund and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

The Board noted that the Short-Term Securities Fund outperformed the average of its Cohort for the one- and five-year period and underperformed for the three- and ten-year periods, all periods ended March 31, 2026. The Board noted that the Short-Term Securities Fund underperformed the average of its Morningstar peer group for the one-, three-, five-, and ten-year periods ended March 31, 2026. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it underperformed its primary benchmark for the one-year period and outperformed for the three-, five-, and ten-year periods, all periods ended March 31, 2026.

The Adviser represented that it does not manage any other accounts with a similar strategy to that of the Short-Term Securities Fund.

The costs of the services to be provided by the Adviser and the structure of the Adviser’s fee under the New Advisory Agreement. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the Morningstar peer group, the Cohort and the Adviser’s similarly managed accounts for other types of clients, as well as all expense waivers and reimbursements.

The Board noted that the Adviser had contractually agreed, through at least March 31, 2028, to maintain an annual expense ratio for the Fund of 0.39%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board took into consideration that the contractual management fee and net expense ratio were below the Cohort’s median and average.

The Board determined that it would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

Economies of Scale. The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders. The Board noted that for the Fund the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed the specified Expense

Cap. The Board noted that at current asset levels, it did not appear that there were additional economies of scale being realized by the Adviser and concluded that it would continue to monitor potential economies of scale in the future as circumstances changed.

The profits to be realized by the Adviser and its affiliates from their relationship with the Fund. The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Fund. The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional material benefits derived by the Adviser from its relationship with the Fund. The Board also considered that the Fund does not charge any Rule 12b-1 fees or utilize “soft dollars.” After such review, the Board determined that the profitability to the Adviser with respect to the New Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services that it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the New Advisory Agreement for the Short-Term Securities Fund, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Adviser, including the advisory fees, were fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the New Advisory Agreement for the Short-Term Securities Fund would be in the best interests of the Fund and its shareholders.]

Information about the Interim Advisory Agreement

As discussed above, at a May 26, 2026 Special Board meeting, the majority of Independent Trustees of the Board, unanimously approved the Interim Advisory Agreements. The Interim Advisory Agreements contain identical terms and conditions to the Previous Advisory Agreements, except for the effective and termination dates, certain escrow provisions, and a few other immaterial changes. In light of the foregoing, the Trustees, including the Independent Trustees, unanimously determined that the scope and quality of services to be provided to the Funds under the Interim Advisory Agreements are at least equivalent to the scope and quality of services provided under the Previous Advisory Agreements.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, no Shareholder owned, beneficially or of record, more than 5% of the Fund, except as provided in Appendix F.

Other Information

Since June 25, 2026, no Trustee has purchased or sold securities exceeding 1% of the outstanding securities of any class of the Adviser or its parent or subsidiaries.

As of the Record Date, no Independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Adviser or any person controlling, controlled by or under common control with the Adviser.

Payment of Solicitation Expenses

Pacific Income Advisers, Inc. has agreed to pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless the Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact 1-800-251-1970, write to the Trust at U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252.

Other Business

The Trustees do not intend to bring any matters before the Meeting other than the Proposal described in this Proxy Statement, and the Trustees are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s), postponement(s) or delays thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Shareholder Proposals

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.

The Trust is generally not required to hold annual meetings of Shareholders, and the Trust generally does not hold a meeting of Shareholders in any year, unless certain specified Shareholder actions, such as the election of trustees or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of Shareholders’ meetings, as well as the related expenditure of staff time.

A Shareholder desiring to submit a proposal intended to be presented at any meeting of Shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a Shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a Shareholder proposal to be considered at a Shareholders’ meeting, it must be a proper matter for consideration under State law, the Trust’s governance documents and relevant Trust policies.

Distributor and Administrator

Quasar Distributors, LLC is the distributor of the Funds, provides certain administration services and promotes and arranges for the sale of the Funds’ shares and is located at 190 Middle Street, Suite 301, Portland, Maine 04101. U.S. Bank Global Fund Services is the administrator of the Fund and is located at 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on September 1, 2026

The Proxy Statement is available on the Internet at https:// [ ].

Reports to Shareholders and Financial Statements

The annual report and semi-annual report to Shareholders of the Fund, including financial statements of the Fund, have previously been sent to Fund Shareholders. Upon request, the Fund’s most recent annual report and semi-annual report can be obtained at no cost. To request a report for the Fund, please call 1-800-251-1970, write to the Trust at U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252, or visit http://www.pacificincome.com/mutual-funds/.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each report to Shareholders having the same last name and address on the Fund’s records, unless the Fund has received contrary instructions from Shareholders.

If you want to receive multiple copies of these materials or request householding in the future, you may call the Fund at 1-800-251-1970. You may also notify the Fund in writing at U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the transfer agent receives your request to stop householding.

VOTING INFORMATION

Voting Rights

Only Shareholders of record of the Fund at the close of business on June 25, 2026 (the “Record Date”) may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. The number of outstanding shares of each Fund, as of the close of business on the Record Date, is included in Appendix A to this Proxy Statement. Each Fund’s Shareholders will vote separately on the Proposal with respect to that Fund.

Each proxy solicited by the Board that is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy). Any letter of revocation or later-dated proxy must be received by the Trust prior to the Meeting and must indicate your name and account number to be effective. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, with the burden of proving invalidity resting on the challenger.

Abstentions will be counted as present for purposes of determining whether a quorum is present and whether the proposal is approved by a “majority of the outstanding voting securities” under the Investment Company Act of 1940, as amended (the “1940 Act”). Broker non-votes will not be counted for such purposes. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

There are no dissenters’ rights of appraisal in connection with any vote to be taken at the Meeting.

Special Note About Voting by Other Investment Advisory Clients

Other investment advisory clients of the Adviser can from time to time be invested in certain of the Funds, including as of the Record Date for the Special Meeting. With respect to any shares owned by another investment advisory client of the Adviser of the Funds, for which the Adviser exercises proxy voting discretion, the Adviser intends to vote for the proposal.

Attending the Meeting

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a Shareholder of record of the Fund on the Record Date, in order to gain admission, you may be asked to show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a broker, bank or other intermediary, in order to gain admission, you may be asked to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other intermediary, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other intermediary and present it at the Meeting. You may contact the Trust at 1-800-251-1970 to obtain directions to the site of the Meeting.

Quorum; Adjournment

The presence in person or by proxy of the holders of record of 40% of the outstanding shares of the applicable Fund shall constitute a quorum at the Meeting, permitting action to be taken. The shares represented by a proxy that is properly executed and returned will be considered to be present at the Meeting. All properly executed proxies received in time for the Meeting will be treated as present for quorum. Abstentions will be treated as shares that are present but which have not been voted. Broker non-votes (defined under “Voting Rights”) will not be treated as present. Accordingly, abstentions and broker non-votes effectively will be a vote against the Proposal.

The Meeting may be held for the Fund for which a quorum is present irrespective that a quorum may not be achieved for the Meeting of any other Fund. Any shareholder meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at that meeting, either in person or by proxy. A Shareholder vote may be taken on one or more of the proposals prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience.

Should Shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Trust at 1-800-251-1970 (toll-free). Representatives are available Monday through Friday, 9:00 a.m. – 5:00 p.m. (Eastern Time).

Required Vote

Shareholders of each Fund will vote separately to approve the New Advisory Agreement.

Proposal – Approval of New Advisory Agreement

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Approval of the Proposal will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote FOR. Abstentions and broker non-votes effectively result in a vote AGAINST and are disregarded in determining whether either Proposal has received enough votes. Shareholders are entitled to one vote for the Fund share. Fractional shares are entitled to proportional voting rights.

APPENDIX LIST

Appendix A	Shares Outstanding

Appendix B	Advisory Fee Rates

Appendix C	Advisory Fees Paid

Appendix D	Information Regarding Officers of the Adviser

Appendix E	Information Regarding Trustees and Officers of the Trust

Appendix F	Principal Holders

Appendix G	Form of the New Advisory Agreement

Appendix A

Shares Outstanding

Fund	Total Number of Outstanding Shares as of the Record Date – June 25, 2026
PIA BBB Bond Fund	[ ]
PIA MBS Bond Fund	[ ]
PIA High Yield (MACS) Fund	[ ]
PIA High Yield Fund	[ ]
PIA Short-Term Securities Fund	[ ]

Appendix A-1

Appendix B

Advisory Fee Rates

Fund	Contractual Advisory Fee Rate
PIA BBB Bond Fund	0.00%
PIA MBS Bond Fund	0.00%
PIA High Yield (MACS) Fund	0.00%
PIA High Yield Fund	0.55%
PIA Short-Term Securities Fund	0.20%

Appendix B-1

Appendix C

Advisory Fees Paid During Fiscal Year Ended November 30, 2025

PIA BBB Bond Fund, PIA MBS Bond Fund and PIA High Yield (MACS) Fund

The Funds do not pay the Adviser an annual investment management fee. However, investors in the Funds will be charged management fees by the Adviser and persons other than the Adviser, as described below. Only the following purchasers are eligible to invest in, or own the Funds (“Eligible Investors”): (a) investment advisory clients of the Adviser, (b) participants in “wrap-fee” programs sponsored by investment advisers unaffiliated with the Funds or the Adviser (“Sponsors”) that are advised by the Adviser, (c) clients of affiliated companies of the Adviser and (d) employees of the Adviser. For the purposes of the MBS Bond Fund, the term Eligible Investors shall include any other individual as permitted by the Adviser.
The Adviser receives an account-level investment management fee from its clients (as stated in clients’ investment management agreements) calculated as a percentage of client assets, which includes assets invested in the Funds. Certain clients (including ERISA plans) invested in the Funds will pay fees associated with the Funds’ operations, but will not pay additional investment management fees to PIA on those assets invested in the Fund. In addition, for clients invested in the Funds, PIA may choose to offset certain client fees, including but not limited to account-level fees, by the amount of the management fees received from the Funds. Clients of the Adviser should read carefully their investment advisory agreement with the Adviser, which will disclose the investment management fee charged by the Adviser. Participants in “wrap-fee” programs should read carefully the “wrap-fee” brochure for these programs provided by the Sponsor. The brochure is required to include information about the fees charged by the Sponsor and the fees paid by the Sponsor to the Adviser. Investors pay no additional fees or expenses to purchase shares of the Funds.
Prior to March 31, 2025, the Adviser temporarily agreed to pay each Fund’s expenses (excluding acquired fund fees and expenses (“AFFE”)), to the extent necessary to ensure that the Funds’ expenses do not exceed 0.19%, 0.28%, and 0.25%, respectively, for the PIA BBB Bond Fund, PIA MBS Bond Fund and PIA High Yield (MACS) Fund. Under the temporary expense limitation, the Adviser may not recoup expense payments under the temporary expense limitations in future periods. Expense payment obligations are calculated daily and paid monthly, at an annual rate expressed as a percentage of each Fund’s average daily net assets.
As a result of the temporary expense limitations in effect prior to March 31, 2025, the following payments were made by the Adviser to the Funds:

Expense Payments by Adviser for Fiscal Year Ended November 30,

2025
BBB Bond Fund	$4,812
MBS Bond Fund	$33,530
High Yield (MACS) Fund	$0

Effective March 31, 2025, the Adviser has contractually agreed to waive a portion of its management fees and pay expenses of a Fund to ensure that the Total Annual Fund Operating Expenses (excluding AFFE, taxes, leverage, interest, brokerage commissions, dividends or interest on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) do not exceed its Expense Cap through March 29, 2027. Each Fund’s operating expenses limitation agreement can only be terminated by the Board. Effective March 31, 2025, the Adviser may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by a Fund toward the operating expenses for such fiscal year
Appendix C-1

(taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.

PIA High Yield Fund

The Fund is responsible for its own operating expenses. The Adviser has contractually agreed, however, to waive a portion of its management fees and pay expenses of the Fund to ensure that the Total Annual Fund Operating Expenses (excluding AFFE, taxes, leverage, interest, brokerage commissions, dividends or interest on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) do not exceed 0.65% of the Fund’s average daily net assets through March 29, 2027. The Fund’s operating expenses limitation agreement can only be terminated by the Board. The Adviser may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such recoupment is contingent upon the subsequent review and ratification of the recouped amounts by the Board’s independent trustees who oversee the Fund. The Fund must pay current ordinary operating expenses before the Adviser is entitled to any recoupment of management fees and Fund expenses. The management fees accrued by the Fund and paid to the Adviser for the most recent fiscal year ended November 30 are shown below.

2025
Total Management Fees Accrued	$516,144
Management Fees Waived	$293,682
Net Management Fees Paid to Adviser	$222,462

PIA Short-Term Securities Fund

The Fund is responsible for its own operating expenses. The Adviser has contractually agreed, however, to waive a portion of its management fees and pay expenses of the Fund to ensure that the Total Annual Fund Operating Expenses (excluding AFFE, taxes, leverage, interest, brokerage commissions, dividends or interest on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) do not exceed 0.39% of the Fund’s average daily net assets through March 29, 2027. The Fund’s operating expenses limitation agreement can only be terminated by the Board. The Adviser may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such recoupment is contingent upon the subsequent review and ratification of the recouped amounts by the Board’s independent trustees who oversee the Fund. The Fund must pay current ordinary operating expenses before the Adviser is
Appendix C-2

entitled to any recoupment of management fees and Fund expenses.The management fees accrued by the Fund and paid to the Adviser for the most recent fiscal year ended November 30 are shown below.

2025
Total Management Fees Accrued	$312,958
Management Fees Waived	$27,488
Management Fees Recouped by Adviser	$2,597
Net Management Fees Paid to Adviser	$288,067

Appendix C-3

Appendix D

Information Regarding Officers of the Adviser

FULL LEGAL NAME	PRINCIPAL OCCUPATION
Heather U. Baines	Chairman of the Board, Director
Joseph E. McAdams	Chief Executive Officer, President, Portfolio Manager, Director
Austin W. Rutledge	Treasurer, Managing Director, Portfolio Manager
Adilberto A. Torres III (“Guy”)	Secretary, Managing Director
Daniel F. Meyer	Managing Director, Portfolio Manager, Head of Bond Department
Timothy B. Tarpening	Managing Director, Portfolio Strategist

Appendix D-1

Appendix E

Information Regarding the Trustees and Officers of the Trust

The following table lists the Trustees and Officers of the Trust, none of which have any affiliation with the Adviser:

Independent Trustees(1)

Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
David G. Mertens (1960) 615 E. Michigan Street Milwaukee, WI 53202	Board Chair Trustee	Indefinite term; since October 2023. Indefinite term; since March 2017.	Independent Contractor (February 2025 to present); Partner and Head of Business Development, QSV Equity Investors, LLC, (a privately-held investment advisory firm) (February 2019 to February 2025); Managing Director and Vice President, Jensen Investment Management, Inc. (a privately-held investment advisory firm) (2002 to 2017).	5	Trustee, Advisors Series Trust (for series not affiliated with the Funds).
Michele Rackey (1959) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since January 2023.	Chief Executive Officer, Government Employees Benefit Association (GEBA) (benefits and wealth management organization) (2004 to 2020); Board Member, Association Business Services Inc. (ABSI) (for-profit subsidiary of the American Society of Association Executives) (2019 to 2020).	5	Trustee, Advisors Series Trust (for series not affiliated with the Funds).
Appendix E-1

Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years(3)
Anne W. Kritzmire (1962) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since August 2024.	Principal Owner of AW Kritzmire Consulting (2021-Present); Business Faculty Lead of Lake Forest Graduate School of Management (2021-Present); Head of Multi-Asset and various other positions of Nuveen Investments (1999-2020).	5
Trustee, Advisors Series Trust (for series not affiliated with the Funds); Lead Independent Director of Thornburg Income Builder Opportunities Trust (a closed end fund) (2020-Present); Trustee, Finance Commissioner, and Acting Treasurer of Village of Long Grove (municipal government) (2017-2025).

Craig B. Wainscott (1961) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since August 2024.	CEO instaCOVER LLC (Specialized insurance/technology company) 2014-2021, and CFO 2021-2023.	5
Trustee, Advisors Series Trust (for series not affiliated with the Funds); Independent Trustee of iMGP Funds (14 Funds) (2024-Present); Independent Trustee and Board Chair of Brandes Investment Trust (6 Funds) (2011-2024).

Appendix E-2

Officers

Name, Year of Birth and Address	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Jeffrey T. Rauman (1969) 615 E. Michigan Street Milwaukee, WI 53202	President and Principal Executive Officer	Indefinite term; since December 2018.	Senior Vice President, Compliance and Administration, U.S. Bank Global Fund Services (February 1996 to present).
Kevin J. Hayden (1971) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Treasurer and Principal Financial Officer	Indefinite term; since January 2023.	Vice President, Compliance and Administration, U.S. Bank Global Fund Services (June 2005 to present).
Richard R. Conner (1982) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since December 2018.	Assistant Vice President, Compliance and Administration, U.S. Bank Global Fund Services (July 2010 to present).
Albert Sosa (1970) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since March 2025.	Assistant Vice President, Compliance and Administration, U.S. Bank Global Fund Services (June 2004 to present).
Joseph R. Kolinsky (1970) 2020 E. Financial Way, Suite 100 Glendora, CA 91741	Vice President, Chief Compliance Officer and AML Officer	Indefinite term; since July 2023.
Vice President, U.S. Bank Global Fund Services (May 2023 to present); Chief Compliance Officer, Chandler Asset Management, Inc. (2020 to 2022); Director, Corporate Compliance, Pacific Life Insurance Company (2018 to 2019).

Lillian A. Kabakali (1980) 2020 E. Financial Way, Suite 100 Glendora, CA 91741	Vice President and Secretary	Indefinite term; since March 2026.	Vice President, U.S. Bank Global Fund Services (January 2026 to present); Senior Counsel, Royal Bank of Canada (February 2025 to November 2025); Vice President, U.S. Bank Global Fund Services (April 2023 to February 2025); Vice President, Compliance, Guggenheim Partners Investment Management Holdings, LLC (April 2019 to April 2023).
*    The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of the Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.
(1)The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)As of November 30, 2025, the Trust was comprised of numerous active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the PIA BBB Bond Fund, PIA MBS Bond Fund, PIA High Yield (MACS) Fund, PIA High Yield Fund, and the PIA Short-Term Securities Fund (collectively, the “PIA Funds”) and not any other series of the Trust. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.
(3)“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.
Appendix E-3

Appendix F

Principal Holders

As of June 25, 2026, the Record Date, the persons shown in the table below were known to the Fund to own, beneficially or of record, more than 5% of the outstanding shares of the Fund. The nature of ownership for each position listed is “of record.”

PIA BBB Bond Fund
Name	Shares	Percent of Class
Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	[ ]	[ ]%
Morgan Stanley Smith Barney, LLC 1 New York Plaza, Floor 12 New York, NY 10004-1965	[ ]	[ ]%
National Financial Services LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-2010	[ ]	[ ]%
Charles Schwab & Co., Inc. Special Custody Account for the Benefit of Customers 211 Main Street San Francisco, CA 94105-1901	[ ]	[ ]%

PIA MBS Bond Fund
Name	Shares	Percent of Class
Morgan Stanley Smith Barney, LLC 1 New York Plaza, Floor 12 New York, NY 10004-1965	[ ]	[ ]%
Charles Schwab & Co., Inc. Special Custody Account for the Benefit of Customers 211 Main Street San Francisco, CA 94105-1901	[ ]	[ ]%
National Financial Services LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-2010	[ ]	[ ]%
Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	[ ]	[ ]%

Appendix F-1

PIA High Yield (MACS) Fund
Name	Shares	Percent of Class
c/o First Hawaiian Bank SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	[ ]	[ ]%

PIA High Yield Fund
Name	Shares	Percent of Class
National Financial Services LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-2010	[ ]	[ ]%
International Union UAW Strike Trust 8000 E Jefferson Ave. Detroit, MI 48214-3963	[ ]	[ ]%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1901	[ ]	[ ]%

PIA Short-Term Securities Fund
Name	Shares	Percent of Class
CAPINCO c/o U.S. Bank N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212-3958	[ ]	[ ]%
Teamsters & Food Employers Security Trust Fund P.O. Box 2340 West Covina, CA 91793-2340	[ ]	[ ]%
National Financial Services, LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	[ ]	[ ]%
Food Employers & Bkry & Conf Workers Benefit Fund of Southern CA Doyle Townson & Dora Vele, Trustees U/A 04/01/1965 200 S. Los Robles, Suite 320 Pasadena, CA 91101-2479	[ ]	[ ]%
Appendix F-2

Appendix G

Form of the New Advisory Agreement

ADVISORS SERIES TRUST

INVESTMENT ADVISORY AGREEMENT

with

Pacific Income Advisers, Inc.

    THIS INVESTMENT ADVISORY AGREEMENT is made as of the [__] day of [___], 2026, by and between Advisors Series Trust, a Delaware statutory trust (hereinafter called the “Trust”), on behalf of the series of the Trust indicated on Schedule A, which may be amended from time to time, (each a “Fund”, and together the “Funds”) and Pacific Income Advisers, Inc., a Delaware corporation (hereinafter called the “Adviser”).
WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, each Fund listed on Schedule A is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

WHEREAS, the Adviser agrees to serve as the investment adviser for the Fund on the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.    APPOINTMENT OF ADVISER. The Trust hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees” or “Board”).

2.    DUTIES OF ADVISER.

(a)    GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time and provide in writing to the Adviser (collectively, the “Investment Policies”). In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law.

Appendix G-1

Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities and other investments for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for the Fund, and file beneficial ownership reports required by Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) for the Fund; (iv) maintain records relating to the advisory services provided by the Adviser hereunder required to be prepared and maintained by the Adviser or the Fund pursuant to applicable laws; (v) furnish reports, statements and other data on securities, valuations of Fund assets, economic conditions and other matters related to the investment of the Fund’s assets which the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees. It is understood and agreed that the Adviser shall have no obligation to initiate litigation on behalf of the Fund.

(b)    BROKERAGE. In connection with the investment and reinvestment of the assets of the Fund, the Adviser is authorized to select the brokers, dealers or futures commission merchants that will execute purchase and sale transactions for the Fund’s portfolio, to execute for the Fund as its agent and attorney-in-fact standard customer agreements and other documentation in connection with opening trading accounts with such brokers, dealers or futures commission merchants, including, but not limited to, ISDA agreements, and to use all reasonable efforts to obtain the best available price and most favorable execution (“best execution”) with respect to all such purchases and sales of portfolio securities for said portfolio provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following factors, among others, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. The Adviser shall maintain records adequate to demonstrate compliance with the requirements of this section. Such records shall be made available to the Trust upon request.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to clients for which it exercises investment discretion. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

When the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate orders of the Fund and of those other clients for the purchase or sale of the security. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Trust authorizes and empowers the Adviser to open and maintain trading accounts in the name of the Fund and to execute for the Fund as its agent and attorney-in-fact standard institutional customer agreements with such broker or brokers as the Adviser shall select as provided herein. The Adviser further shall have the authority to
Appendix G-2

instruct the custodian to pay cash for securities and other property delivered to the custodian for the Fund and deliver securities and other property against payment for the Fund, and such other authority granted by the Trust from time to time. The Adviser shall not have authority to cause the custodian to deliver securities and other property or pay cash to the Adviser except as expressly provided herein.

3.    REPRESENTATIONS OF THE ADVISER.

(a)    The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

(b)    The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c)    The Adviser shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

(d)    The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4.    INDEPENDENT CONTRACTOR.

The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Adviser may give advice and take action with respect to other clients, including affiliates of the Adviser, that may be f similar or different from that given to the Fund.

5.    ADVISER’S PERSONNEL.

The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include any compliance staff and personnel required by the Adviser and reasonably requested by the Board of Trustees.

6.    EXPENSES.

(a)    With respect to the operation of the Fund, the Adviser shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser and attendance at required annual Board meeting; (v) the costs associated with any supplements to the Fund’s registration statement created at the Adviser’s request; and (vi) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

(b)    The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses
Appendix G-3

of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)    The Adviser may voluntarily or contractually absorb certain Fund expenses.

(d)    To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from such Fund to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e)    To the extent that the Adviser pays fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, the Adviser shall report such payments regularly to the Trust on the amounts paid and the relevant financial institutions.

7.    INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a)    The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b)    The management fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

(c)    The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d)    The fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to the Fund and as required under any expense limitation applicable to a Fund.

(e)    The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the
Appendix G-4

responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f)    Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, within the following 36 months from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon the Board’s review and approval at the time reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g)    The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

8.    NO SHORTING; NO BORROWING.

The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than 30 days shall constitute a borrowing.

9.    CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS.

Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, Amended and Restated By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10.    REPORTS AND ACCESS; APPROVAL.

(a)    The Adviser agrees to supply such information to the Fund’s administrator and to permit such compliance inspections by the Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

(b)    The Trust agrees to provide the Adviser such information about the Trust and the Fund as is necessary and appropriate for the Adviser to perform its services hereunder. Such information includes, but is not limited to, the Trust’s Agreement and Declaration of Trust and Amended and Restated By-Laws and all compliance policies and procedures of the Trust. The Trust agrees to provide to the Adviser promptly any amendment to the foregoing and, if any such amendment would materially affect the services to be provided by the Adviser hereunder, the Trust agrees to provide the amendment to the Adviser prior to its adoption by the Board of Trustees.

(c)    The Trust represents and warrants that this Agreement has been authorized by the Board of Trustees and by shareholders in accordance with applicable law.

Appendix G-5

11.    ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a)    Except as otherwise provided herein, the Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials), relating to (i) the Adviser and its affiliates, (ii) the Fund’s investment strategies and related risks, and (iii) other information, in each case only if supplied, in writing by the Adviser for inclusion therein.

(b)    Except as otherwise provided herein, the Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser in contradiction of the Investment Policies, other than losses or damages relating to lost profits.

(c)    In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

(d)    Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, members, managers, agents, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) arising out of the Indemnifying Party’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any Loss to which such Indemnified Party would otherwise be subject by reason of such party’s willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e)    No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12.    NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT.

The Trust’s employment of the Adviser is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Adviser will adopt a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13.    TRANSACTIONS WITH OTHER INVESTMENT ADVISERS.

The Adviser is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust. The Adviser shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Fund or any other series of the Trust.

Appendix G-6

14.    TERM.

This Agreement shall become effective at the time a Fund receives an affirmative vote of a majority of the outstanding voting securities of the Fund, and shall remain in effect for a period of two years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is specifically approved for the Fund at least annually by (i) the Board of Trustees of the Trust (including the vote of a majority of the Trustees of the Trust who are not interested persons of the Fund or the Adviser) at a meeting called for the purpose of voting on such approval or, (ii) if conducted, the vote of a majority of the outstanding voting securities of the Fund. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the Investment Company Act, and the foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the Investment Company Act and the rules and regulations thereunder.

15.    RIGHT TO USE NAME

The Adviser warrants that the Fund’s name is not deceptive or misleading and that the Adviser has rights to any distinctive name used by a Fund. Any concern regarding copyright, trademark, or patent infringement with respect to the name used by a Fund managed by the Adviser shall be resolved by the Adviser. The Fund acknowledges that its use of any distinctive name is derivative of its relationship with the Adviser. The Fund may use the name connected with the Adviser or any name derived from or using the name of the Fund managed by the Adviser only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within 60 days from such time as this Agreement shall no longer be in effect, the Trust and Fund shall cease to use such a name or any other name connected with the Adviser.

It is understood and hereby agreed that the name “Advisors Series Trust” or “AST” is the property of the Trust for copyright and all other purposes. The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund, the Adviser shall promptly take all necessary and appropriate action to discontinue use of the Trust’s name and will further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Trust in writing prior to such use.

It is additionally understood and hereby agreed that the name “PIA Funds,” “Pacific Income Advisers” or any reasonable derivation of the same, is the property of the Adviser for copyright and all other purposes. The Trust undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Fund, the Trust shall promptly take all necessary and appropriate action to discontinue use of the Adviser’s name and will further refrain from using the Adviser’s name; provided, however, that the Trust may continue to use the Adviser’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Adviser in writing prior to such use.

16.    TERMINATION; NO ASSIGNMENT.

(a)    This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, or by vote of a majority of the outstanding voting securities of the Fund, at any time, with or without cause, and without payment of any penalty. This Agreement may also be terminated by the Adviser, with or without cause, and without payment of any penalty, upon 30 days’ written notice to the Fund. In the event of a termination or non-renewal of this Agreement, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees, transfer, at the Fund’s expense, any and all books and records of the Fund maintained by the Adviser on behalf of the Fund to the Fund or its delegate.

(b)    This Agreement shall terminate automatically in the event of any assignment or transfer thereof, as defined in the Investment Company Act.

Appendix G-7

17.    BOOKS AND RECORDS.

In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Adviser hereby agrees that all records which it maintains for the Fund is the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records upon the Trust’s request, provided, however, that Adviser may retain copies of any records to the extent required for it to comply with applicable laws. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the Investment Company Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

18.    NONPUBLIC PERSONAL INFORMATION.

Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

19.    ANTI-MONEY LAUNDERING COMPLIANCE.

The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future; provided, however, that the Adviser shall not be liable in respect of any failure by it to comply with changes to the Trust’s Anti-Money Laundering Policy of which it has not been notified in writing by the Trust a reasonable time in advance of the effectiveness of such changes. The Adviser further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

20.    CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES.

The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to the Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

21.    SEVERABILITY.

If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

Appendix G-8

22.    CAPTIONS.

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

23.    GOVERNING LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

ADVISORS SERIES TRUST on behalf of the series listed on Schedule A	PACIFIC INCOME ADVISERS, INC.

By: ________________________________	By: ________________________________
Name: Jeffrey Rauman	Name: Guy Torres
Title: President	Title: Managing Director
Appendix G-9

SCHEDULE A

Fund of Advisors Series Trust	Annual Fee Rate as a Percentage of Average Daily Net Assets
PIA High Yield Fund	0.55% of average net assets
PIA Short-Term Securities Fund	0.20% of average net assets
PIA High Yield (MACS) Fund	0.00% of average net assets
PIA BBB Bond Fund	0.00% of average net assets
PIA MBS Bond Fund	0.00% of average net assets

Appendix G-10

PACIFIC INCOME ADVISERS, INC. 2321 ROSECRANS AVENUE, SUITE 1260 EL SEGUNDO, CALIFORNIA 90245	SCAN TO VIEW MATERIALS & VOTE

To vote by Internet
1)Read the Proxy Statement and have the proxy card below at hand. 2)Go to website www.proxyvote.com or scan the QR Barcode above 3)Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand. 2)Call [ ] 3) Follow the instructions.
To vote by Mail
1)Read the Proxy Statement. 2)Check the appropriate boxes on the proxy card below. 3)Sign and date the proxy card. 4)Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
		V[XXXXX]-S[XXXXX]	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION

The Board of Trustees recommends you vote FOR the following proposal:				For	Against	Abstain
1.To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Pacific Income Advisers, Inc.				☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on September 1, 2026: The Notice of Special Meeting, Proxy Statement is available at www.proxyvote.com

V[XXXXX]-S[XXXXX]
PIA BBB Bond Fund
A Series of Advisors Series Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of PIA BBB Bond Fund (the “Fund”) hereby appoints Jeffrey T. Rauman, Kevin J. Hayden, and Lillian A. Kabakali, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on June 25, 2026 at a Special Meeting of Shareholders to be held on September 1, 2026, at U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202, at 11:30 am (Central Time), and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PACIFIC INCOME ADVISERS, INC. 2321 ROSECRANS AVENUE, SUITE 1260 EL SEGUNDO, CALIFORNIA 90245	SCAN TO VIEW MATERIALS & VOTE

To vote by Internet
1)Read the Proxy Statement and have the proxy card below at hand. 2)Go to website www.proxyvote.com or scan the QR Barcode above 3)Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand. 2)Call [ ] 3) Follow the instructions.
To vote by Mail
1)Read the Proxy Statement. 2)Check the appropriate boxes on the proxy card below. 3)Sign and date the proxy card. 4)Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
		V[XXXXX]-S[XXXXX]	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION

The Board of Trustees recommends you vote FOR the following proposal:				For	Against	Abstain
1.To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Pacific Income Advisers, Inc.				☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on September 1, 2026: The Notice of Special Meeting, Proxy Statement is available at www.proxyvote.com

V[XXXXX]-S[XXXXX]
PIA MBS Bond Fund
A Series of Advisors Series Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of PIA MBS Bond Fund (the “Fund”) hereby appoints Jeffrey T. Rauman, Kevin J. Hayden, and Lillian A. Kabakali, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on June 25, 2026 at a Special Meeting of Shareholders to be held on September 1, 2026, at U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202, at 11:30 am (Central Time), and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PACIFIC INCOME ADVISERS, INC. 2321 ROSECRANS AVENUE, SUITE 1260 EL SEGUNDO, CALIFORNIA 90245	SCAN TO VIEW MATERIALS & VOTE

To vote by Internet
1)Read the Proxy Statement and have the proxy card below at hand. 2)Go to website www.proxyvote.com or scan the QR Barcode above 3)Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand. 2)Call [ ] 3) Follow the instructions.
To vote by Mail
1)Read the Proxy Statement. 2)Check the appropriate boxes on the proxy card below. 3)Sign and date the proxy card. 4)Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
		V[XXXXX]-S[XXXXX]	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION

The Board of Trustees recommends you vote FOR the following proposal:				For	Against	Abstain
1.To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Pacific Income Advisers, Inc.				☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on September 1, 2026: The Notice of Special Meeting, Proxy Statement is available at www.proxyvote.com

V[XXXXX]-S[XXXXX]
PIA High Yield (MACS) Fund
A Series of Advisors Series Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of PIA High Yield (MACS) Fund (the “Fund”) hereby appoints Jeffrey T. Rauman, Kevin J. Hayden, and Lillian A. Kabakali, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on June 25, 2026 at a Special Meeting of Shareholders to be held on September 1, 2026, at U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202, at 11:30 am (Central Time), and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PACIFIC INCOME ADVISERS, INC. 2321 ROSECRANS AVENUE, SUITE 1260 EL SEGUNDO, CALIFORNIA 90245	SCAN TO VIEW MATERIALS & VOTE

To vote by Internet
1)Read the Proxy Statement and have the proxy card below at hand. 2)Go to website www.proxyvote.com or scan the QR Barcode above 3)Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand. 2)Call [ ] 3) Follow the instructions.
To vote by Mail
1)Read the Proxy Statement. 2)Check the appropriate boxes on the proxy card below. 3)Sign and date the proxy card. 4)Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
		V[XXXXX]-S[XXXXX]	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION

The Board of Trustees recommends you vote FOR the following proposal:				For	Against	Abstain
1.To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Pacific Income Advisers, Inc.				☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on September 1, 2026: The Notice of Special Meeting, Proxy Statement is available at www.proxyvote.com

V[XXXXX]-S[XXXXX]
PIA High Yield Fund
A Series of Advisors Series Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of PIA High Yield Fund (the “Fund”) hereby appoints Jeffrey T. Rauman, Kevin J. Hayden, and Lillian A. Kabakali, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on June 25, 2026 at a Special Meeting of Shareholders to be held on September 1, 2026, at U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202, at 11:30 am (Central Time), and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PACIFIC INCOME ADVISERS, INC. 2321 ROSECRANS AVENUE, SUITE 1260 EL SEGUNDO, CALIFORNIA 90245	SCAN TO VIEW MATERIALS & VOTE

To vote by Internet
1)Read the Proxy Statement and have the proxy card below at hand. 2)Go to website www.proxyvote.com or scan the QR Barcode above 3)Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand. 2)Call [ ] 3) Follow the instructions.
To vote by Mail
1)Read the Proxy Statement. 2)Check the appropriate boxes on the proxy card below. 3)Sign and date the proxy card. 4)Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
		V[XXXXX]-S[XXXXX]	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION

The Board of Trustees recommends you vote FOR the following proposal:				For	Against	Abstain
1.To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Pacific Income Advisers, Inc.				☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on September 1, 2026: The Notice of Special Meeting, Proxy Statement is available at www.proxyvote.com

V[XXXXX]-S[XXXXX]
PIA Short-Term Securities Fund
A Series of Advisors Series Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of PIA Short-Term Securities Fund (the “Fund”) hereby appoints Jeffrey T. Rauman, Kevin J. Hayden, and Lillian A. Kabakali, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on June 25, 2026 at a Special Meeting of Shareholders to be held on September 1, 2026, at U.S. Bank Global Fund Services, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202, at 11:30 am (Central Time), and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE